                                                                    Exhibit 99.1

                                                  Joint Filer Information

Form 4

Designated Filer:                     RW LSG Holdings LLC

Other Joint Filers:                   Riverwood Capital Partners L.P., Riverwood
                                      Capital L.P. and Riverwood Capital GP Ltd.

Addresses:                            The principal business address of each of
                                      the joint filers listed above is
                                      70 Willow Road, Suite 100, Menlo Park,
                                      CA 94025

Date of Event Requiring Statement:    09/11/2015

Issuer Name and Ticker or Trading
Symbol:                                Lighting Science Group Corporation [LSCG]

Signatures:

                                      RW LSG HOLDINGS LLC

                                      By: Riverwood Capital Partners L.P.,
                                          as Managing Member

                                      By: Riverwood Capital L.P.,
                                          as General Partner

                                      By: Riverwood Capital GP Ltd.,
                                          as General Partner

                                      By: *
                                          -------------------------------------
                                          Name: Michael E. Marks
                                          Title: Director

                                      RIVERWOOD CAPITAL PARTNERS L.P.

                                      By: Riverwood Capital L.P.,
                                          as General Partner

                                      By: Riverwood Capital GP Ltd.,
                                          as General Partner

                                      By: *
                                          --------------------------------------
                                          Name: Michael E. Marks
                                          Title: Director

                                      RIVERWOOD CAPITAL L.P.

                                      By:Riverwood Capital GP Ltd.,
                                         as General Partner

                                      By: *
                                          --------------------------------------
                                          Name: Michael E. Marks
                                          Title: Director

                                      RIVERWOOD CAPITAL GP Ltd.

                                      By: *
                                          --------------------------------------
                                          Name: Michael E. Marks
                                          Title: Director

                                      * /s/ Mei Liang
                                      ------------------------------------------
                                      Attorney-in-fact for Reporting Persons
                                      pursuant to Power of Attorney

DATE:SEPTEMBER 15, 2015